                 COMMON STOCK                INCORPORATED UNDER THE LAWS
                PAR VALUE $0.0001             OF THE STATE OF DELAWARE

 NUMBER                                                                  SHARES
  ACG                                             CUSIP 00751B 10 6
     THIS CERTIFICATE IS TRANSFERABLE IN SEE REVERSE FOR CERTAIN DEFINITIONS NEW YORK, NY AND JERSEY CITY, NJ


                     ADVANCED COMMUNICATIONS GROUP, INC.

        THIS CERTIFIES THAT




        is the owner of




          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

     Advanced Communications Group, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and its Corporate Seal to be affixed in facsimile.

[ACG LOGO]                     CERTIFICATE OF STOCK                      [SEAL]


              Dated:

                                               COUNTERSIGNED AND REGISTERED:
                                                     CONTINENTAL STOCK TRANSFER
                                                      & TRUST COMPANY
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
              [GRAPHIC OMITTED]   [GRAPHIC OMITTED]  BY


             CHAIRMAN AND CHIEF
             EXECUTIVE OFFICER          TREASURER      AUTHORIZED SIGNATURE

                                 [ACG LOGO]


Pursuant to Section 151(F) of the Delaware General Corporation Law, the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.


 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common      UNIF GIFT MIN ACT - _____Custodian_____
                                                           (Cust)       (Minor)
  TEN ENT  - as tenants by the entireties                   under Uniform Gifts
                                                               to Minors Act
  JT TEN   - as joint tenants with right                   ____________________
             of survivorship and not as                             (State)
             tenants in common

       Additional abbreviations may also be used though not in the above list.

 For value received, _________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE:

_____________________________________________________________________________

_____________________________________________________________________________
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                   INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

Dated _____________________

                                           x _____________________________
        NOTICE:                                         (SIGNATURE)
   THE SIGNATURE(S) TO THIS
   ASSIGNMENT MUST CORRES-
   POND WITH THE NAME(S) AS
   WRITTEN UPON THE FACE OF  [arrow]
   THE CERTIFICATE IN EVERY
   PARTICULAR WITHOUT ALTER-
   ATION OR ENLARGEMENT OR
   ANY CHANGE WHATEVER.                    x _____________________________
                                                        (SIGNATURE)

                                           --------------------------------
                                           THE SIGNATURE(S) SHOULD BE
                                           GUARANTEED BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION (BANKS, STOCKBROKERS,
                                           SAVINGS AND LOAN ASSOCIATIONS AND
                                           CREDIT UNIONS WITH MEMBERSHIP IN AN
                                           APPROVED SIGNATURE GUARANTEE
                                           MEDALLION PROGRAM), PURSUANT TO
                                           S.E.C. RULE 17ad15
                                           ____________________________________

                                           SIGNATURE(S) GUARANTEED BY: